UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2023

Relativity Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41283	86-3244927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o 3753 Howard Hughes Pkwy

Suite 200

Las Vegas, NV 89169

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 710-4420

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, and one redeemable warrant	RACYU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	RACY	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one share of Class A common stock at an exercise price of $11.50	RACYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On February 27, 2023, Relativity Acquisition Corp. (the “Company”) issued an aggregate of 3,593,749 shares of its Class A common stock, par value $0.0001 per share (“Class A Common Stock”), to Relativity Acquisition Sponsor LLC (the sponsor of the Company), A.G.P./Alliance Global Partners, George Syllantavos and Anastasios Chrysostomidis, the holders of the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock”) (such holders of shares of Class B Common Stock collectively, the “Initial Stockholders”), upon the conversion of an equal number of shares of Class B Common Stock (the “Conversion”). The 3,593,749 shares of Class A Common Stock issued in connection with the Conversion are subject to the same restrictions as applied to the shares of Class B Common Stock before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination, as described in the prospectus for the Company’s initial public offering.

Following the Conversion, there are 4,400,794 shares of Class A Common Stock issued and outstanding and one share of Class B Common Stock issued and outstanding. After such Conversion, the Sponsor held 3,033,905 shares of Class A Common Stock and one share of Class B Common Stock. The Sponsor then transferred 533,525 shares of Class A Common Stock to certain members of the Sponsor. Subsequent to those transfers, the Sponsor holds 2,500,380 shares of Class A Common Stock and one share of Class B Common Stock, as well as 653,750 shares of Class A Common Stock underlying private placement units, which units were acquired by the Sponsor in connection with the Company’s initial public offering.

The issuance of the shares of Class A Common Stock upon the Conversion have not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 7.01 Regulation FD Disclosure.

The disclosure set forth above in Item 3.02 of this Current Report on Form 8-K is incorporated by reference in this Item 7.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Relativity Acquisition Corp.

	By:	/s/ Tarek Tabsh
		Name:	Tarek Tabsh
		Title:	Chief Executive Officer

Dated: March 3, 2023

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